Exhibit 99.1

IN THE UNITED STATED BANKRUPTCY COURT
FOR THE DISTRICT OF MARYLAND
Baltimore Division

In re:	*	(Chapter 11)
LUMINENT MORTGAGE CAPITAL, INC.	*	Case No. 08-21389-DK
LUMINENT CALITAL MANAGEMENT, INC.	*	Case No. 08-21390-DK
MAIA MORTGAGE FINANCE STATUTORY TRUST,	*	Case No. 08-21391-DK
MERCURY MORTGAGE FINANCE STATUTORY TRUST,	*	Case No. 08-21392-DK
MINERVA CDO DELAWARE SPV LLC,	*	Case No. 08-21393-DK
MINERVA MORTGAGE FINANCE CORPORATION	*	Case No. 08-21394-DK
OT REALTY TRUST	*	Case No. 08-21395-DK
PABTHEON HOLDING COMPANY, INC.,	*	Case No. 08-21396-DK
PROSERPINE, LLC,	*	Case No. 08-21397-DK
SATURN PORTFOLIO MANAGEMENT, INC.,	*	Case No. 08-21398-DK
Debtors.	*	(Jointly Administered Under Case No. 08-21389-DK

LINE FILING DEBTORS’ MONTHLY OPERATING REPORT

The above-captioned debtors and debtors-in-possession hereby file their Monthly Operating Report for the period of September 1, 2008 through September 30, 2008.

Please note that the numbers included in this report are subject to audit and final review. Any potential changes will not effect the Schedule of Cash Receipts and Disbursements.

/s/ Joel I. Sher
Joel I. Sher, bar No. 00719
SHAPIRO, SHET, GUINOT, & SANDLER
36 South Charles Street, Suite 2000
Baltimore, Maryland, 21201-3147
Telephone: (410)385-4277
-and-
Peter S. Partee
Richard P. Norton
Scott H. Bernstein
HUNTON & WILLIAMS LLP
200 Park Avenue, 53rd Floor
New York, New York 10166-0136
Telephone: (212)309-1000
Attorneys for Debtors and Debtors-in-possession

CERTIFICATE OF SERVICE

I HEREBY CERTIFY on this 22nd day fo October, 2008, a copy of the foregoing Line Filing Debtors’ Monthly Operating Report was served on the parties listed below by first-class mailm, unless said party is a registered CM/ECF participant and the Notice of Electronic Filing indicates that notice was electronically mailed to said party.

Mark A. Neal, Esq.
Office of the United States Trustee
101 West Lombard Street, Suite 2625
Baltimore, MD 21201

Jeffrey N. Rothleder, Esq.
Arent Fox LLP
1050 Connecticut Ave., N.W.
Washington, DC 20036

Andrew I. Silfen, Esq.
Arent Fox LLP
1675 Broadway
New York, New York 10019

Andrew P. Brozman, esq.
Sara M. Tapinekis, Esq.
Clifforc Chance US, LLP
31 west 52nd Street
New York, NY 10019

/s/ Joel I. Sher
Joel E. Sher

Debtor Case number Abbreviation
Luminent Mortgage Capital, Inc. 08-21389-DK LUM
Luminent Capital Management, Inc. 08-21390-DK LCM
Maia Mortgage Finance Statutory Trust 08-21391-DK MAIA
Mercury Mortgage Finance Statutory Trust 08-21392-DK MER
Minerva CDO Delaware SPV LLC 08-21393-DK MIN CDO
Minerva Mortgage Finance Corporation 08-21394-DK MIN
OT Realty Trust 08-21395-DK OT
Pantheon Holding Company, Inc. 08-21396-DK PAN
Proserpine, LLC 08-21397-DK PRO
Saturn Portfolio Management, Inc. 08-21398-DK SAT
OFFICE OF THE UNITED STATES TRUSTEE — BALTIMORE DIVISION
MONTHLY OPERATING REPORT
CHAPTER 11
BUSINESS DEBTORS
Form 2A
COVERSHEET AND QUESTIONNAIRE
Mark one box for each required document
Report/Document Previously
Attached Waived
X 1. Cash Receipts and Disbursements Statement (Form 2-B)
X 2. Balance Sheet (Form 2-C)
X 3. Profit and Loss Statement (Form 2-D)
X 4. Supporting Schedules (Form 2-E)
X 5. Disbursements Summary (Form 2-F)
X 6. Narrative (Form 2-G)
X 7. Bank Statements for All Bank Accounts
X 8. Bank Statement Reconciliations for All Bank Accounts
Questionnaire
Please answer questions below	Yes	No
1. Is the business still operating?	X
2. Were any assets (other than inventory) sold this month?		X
3. Were all employees timely paid this month?	X
4. Are all insurance policies and operating licenses current and in effect?		X	(1)
5. Did you open any new bank accounts this month?		X
6. Did you deposit all receipts into your DIP account this month?		X	(2)
7. Have all taxes been timely paid?		X	(3)
8. Are you current on the U.S. Trustee quarterly fee payments?	X
I declare under penalty of perjury that the following Monthly Operating Report , and any statements and attachments thereto are true, accurate and correct to the best of my belief.
Executed on: October 20, 2008 Print name: Zachary H Pashel
Signature: /s/ Zachary H Pashel
Title: President and Chief Executive Officer
(1) Our California business license fee for 2007 is past due. We have been informed that our business license in California will be suspended in December 2008 if not paid.
(2) Certain deposits related to securities were automatically deposited into our custody account.
(3) Our state and federal tax returns for 2007 are not yet completed and therefore our state and federal taxes (if any) are now past due.

Debtor	Case number	Abbreviation
Luminent Mortgage Capital, Inc.	08-21389-DK	LUM
Luminent Capital Management, Inc.	08-21390-DK	LCM
Maia Mortgage Finance Statutory Trust	08-21391-DK	MAIA
Mercury Mortgage Finance Statutory Trust	08-21392-DK	MER
Minerva CDO Delaware SPV LLC	08-21393-DK	MIN CDO
Minerva Mortgage Finance Corporation	08-21394-DK	MIN
OT Realty Trust	08-21395-DK	OT
Pantheon Holding Company, Inc.	08-21396-DK	PAN
Proserpine, LLC	08-21397-DK	PRO
Saturn Portfolio Management, Inc.	08-21398-DK	SAT
Form 2-B
CASH RECEIPTS AND DISBURSEMENTS STATEMENT
For Period September 5, 2008 to September 30, 2008
Cash flow Summary LUM		MIN
Current		Current
Month	Accumulated	Month	Accumulated

1. Beginning cash balance $234,454	$234,454	$100,046	$100,046

2. Cash receipts
Operations 91,444	91,444	13,192	13,192
Sale of assets -	—	—	—
Loans/advances 200,000	200,000	—	—
Other 129,308	129,308	—	—

Total Cash Receipts 420,752	420,752	13,192	13,192

3. Cash Disbursements
Operations 131,884	131,884	875	875
Debt Service/Secured loan payment -	—	—	—
Professional Fees/U.S. Trustee Fees 150,000	150,000	—	—
Other -	—	—	—

Total Cash Disbursements 281,884	281,884	875	875

4. Net Cash Flow (total Cash Receipts less
Total Cash Disbursements) 138,868	138,868	12,317	12,317

Ending Cash balance (to Form 2-C) $373,322	$373,322	$112,363	$112,363

	Financial	Book
CASH BALANCE SUMMARY	Institution	Balance

Petty Cash
DIP Operating account (LUM)	Wachovia	$380,285
DIP State Tax Account
DIP Payroll Account
Other Operating Account	Bank of America	$(7,831)
Other Operating Account	Bank of the West	$845
Sweep account	Bear Stearns	$23
	Bear Stearns
Other Interest Bearing Account (MIN)	Custody Account	$112,363

TOTAL (must agree with Ending Cash Balance above)		$485,685

Debtor		Case number		Abbreviation
Luminent Mortgage Capital, Inc.		08-21389-DK		LUM
Luminent Capital Management, Inc.		08-21390-DK		LCM
Maia Mortgage Finance Statutory Trust		08-21391-DK		MAIA
Mercury Mortgage Finance Statutory Trust		08-21392-DK		MER
Minerva CDO Delaware SPV LLC		08-21393-DK		MIN CDO
Minerva Mortgage Finance Corporation		08-21394-DK		MIN
OT Realty Trust		08-21395-DK		OT
Pantheon Holding Company, Inc.		08-21396-DK		PAN
Proserpine, LLC		08-21397-DK		PRO
Saturn Portfolio Management, Inc.		08-21398-DK		SAT
Form 2-B
CASH RECEIPTS AND DISBURSEMENTS STATEMENT
For Period September 5, 2008 to September 30, 2008
LUM
CASH RECEIPTS DETAIL	ACCOUNT NUMBER		2000037939702
Date	Payer		Description		Amount
9/4/2008	Wells Fargo		Interest Receipts		$894
9/4/2008	Wells Fargo		Interest Receipts		1,813
9/5/2008	CIFG		Fee receivable		69,600
9/17/2008	TRUPREIT		Other Receipts-refund		212
9/18/2008	Robert Half		Other Receipts-refund		893
9/18/2008	Indymac		Principal and Interest Receipts		4,437
9/19/2008	HR Simplified		Cobra benefit payments-refund		10,146
9/25/2008	State of CA — franchise tax refund		Tax refunds		42
9/25/2008	WELLS FARGO BANK N.A.		Interest Receipts		388
9/25/2008	AT&T		Other Receipts-refund		755
9/25/2008	WELLS FARGO BANK N.A.		Interest Receipts		2,265
9/8/2008	Arco Capital Corp		Return of frozen funds		129,308
9/29/2008	Arco Capital Corp		DIPloan		200,000
			Total Cash Receipts		$420,752

MIN
CASH RECEIPTS DETAIL	ACCOUNT NUMBER	021-58765
Date	Payer	Description	Amount
9/22/2008	WELLS FARGO BANK N.A.	Interest Receipts	$166
9/25/2008	WELLS FARGO BANK N.A.	Interest Receipts	0
9/25/2008	cusip 12550279AW3	Unidentified	13,025
		Total Cash Receipts	$13,192

Debtor			Case number	Abbreviation
Luminent Mortgage Capital, Inc.			08-21389-DK	LUM
Luminent Capital Management, Inc.			08-21390-DK	LCM
Maia Mortgage Finance Statutory Trust			08-21391-DK	MAIA
Mercury Mortgage Finance Statutory Trust			08-21392-DK	MER
Minerva CDO Delaware SPV LLC			08-21393-DK	MIN CDO
Minerva Mortgage Finance Corporation			08-21394-DK	MIN
OT Realty Trust			08-21395-DK	OT
Pantheon Holding Company, Inc.			08-21396-DK	PAN
Proserpine, LLC			08-21397-DK	PRO
Saturn Portfolio Management, Inc.			08-21398-DK	SAT
Form 2-B
CASH RECEIPTS AND DISBURSEMENTS STATEMENT
For Period September 5, 2008 to September 30, 2008
LUM
CASH DISBURSEMENTS DETAIL	ACCOUNT NUMBER	2000037939702
Date	Check No.	Payee		Description	Amount
9/8/2008	ADVICE 2008090800037536	ADP		Salaries and Benefits	$(23,331)
9/8/2008	ADVICE 2008090800037535	ADP		Salaries and Benefits	(9,414)
9/8/2008	ADVICE 2008090800037534	MG TRUST CO., LLC		Salaries and Benefits	(1,621)
9/8/2008	ADVICE 2008090800037532	CDH CARD SYSTEMS, INC.		Salaries and Benefits	(639)
9/10/2008	NA	Wachovia		Custody and bank fees	(297)
9/11/2008	ADVICE 2008091100052499	ADP		Salaries and Benefits	(15,436)
9/11/2008	ADVICE 2008091100052500	ADP		Salaries and Benefits	(4,711)
9/17/2008	ADVICE 2008091700031674	CANANWILL, INC.		Insurance	(6,035)
9/19/2008	ADVICE 2008091900036727	COMPLIANCE RESOURCE PAR		Accounting	(2,000)
9/24/2008	ADVICE 2008092400013411	ADP		Salaries and Benefits	(38,969)
9/24/2008	ADVICE 2008092400013412	ADP		Salaries and Benefits	(18,758)
9/24/2008	ADVICE 2008092400013413	MG TRUST CO., LLC		Salaries and Benefits	(1,745)
9/24/2008	ADVICE 2008092400013414	CDH CARD SYSTEMS, INC.		Salaries and Benefits	(639)
9/25/2008	ADVICE 2008092500058852	MILE HIGH BANKS — DTC B		Other	(1,500)
9/26/2008	33814198	DELUXE BUS SYS. BUS PRODS		Office supplies	(165)
9/29/2008	ADVICE 2008092900076002	DALE S. WINTERBOTTOM		Office supplies	(124)
9/3/2008	NA	Patrick Olsen		Information tech/systems	(6,500)
9/3/2008	NA	Hunton&Willi	ams	Retainer legal fees	(150,000)
				Total Cash Disbursements	$(281,884)

LUM
CASH DISBURSEMENTS DETAIL	ACCOUNT NUMBER	021-58765
Date	Check No.	Payee	Description	Amount
9/18/2008	NA	Bear Stearns	Custody and bank fees	$(875)
			Total Cash Disbursements	$(875)

Debtor		Case number	Abbreviation
Luminent Mortgage Capital, Inc.		08-21389-DK	LUM
Luminent Capital Management, Inc.		08-21390-DK	LCM
Maia Mortgage Finance Statutory Trust		08-21391-DK	MAIA
Mercury Mortgage Finance Statutory Trust		08-21392-DK	MER
Minerva CDO Delaware SPV LLC		08-21393-DK	MIN CDO
Minerva Mortgage Finance Corporation		08-21394-DK	MIN
OT Realty Trust		08-21395-DK	OT
Pantheon Holding Company, Inc.		08-21396-DK	PAN
Proserpine, LLC		08-21397-DK	PRO
Saturn Portfolio Management, Inc.		08-21398-DK	SAT
Form 2-C
COMPARATIVE BALANCE SHEET
For Period Ended: September 30, 2008
CURRENT MONTH
	LUM	LCM	MAIA	MER	MIN CDO
Assets
Current Assets:
Cash (Form 2-B, line 5)	$373,322
Accounts Receivable (Form 2-E)	190,102		882,311
Receivable from Officers, Employees and Affiliates
Inventory
Other Current Assets:
Prepaid Assets	1,001,422		1,085,874

Total Current Assets	1,564,846	—	1,968,185	—	—
Fixed Assets
Land	—
Building	—
Equipment Furniture and Fixtures	1,390,889
Accumulated Depreciation	(995,219)

Total Fixed Assets	395,670	—	—	—	—
Other assets (list)	—	—	—	—	—
TOTAL ASSETS	1,960,516	—	1,968,185	—	—

LIABILITIES
Post-Petition Accounts Payable	72,051			874
Post Petition Accrued Professional Fees	2,416
Post Petition Taxes Payable (Form 2-E)	—
Post-Petition Notes Payable (1)	200,000	200,000	200,000	200,000	200,000
Other Post-Petition Payable:
Accrued Interest	1,592,004			(16,764)

Total Post-Petition Liabilities	1,866,470	200,000	200,000	184,110	200,000
Pre-Petition Liabilities
Secured Debts (1)	127,127,992	127,127,992	127,127,992	127,127,992	127,127,992
Priority Debt (1)	2	2	2	2	2
Unsecured Debts (1)	245,874,168		102,786,808	127,312,725

Total Pre-petition Liabilities	373,002,162	127,127,994	229,914,802	254,440,719	127,127,994
Total Liabilities	374,868,632	127,327,994	230,114,802	254,624,829	127,327,994
Stockholder’s Equity (Deficit):
Common Stock	45,520
Additional Paid in Capital	548,580,965
Accumulated other Comprehensive Income	1,336,547
Retained Earnings:
Pre-Petition	(923,234,333)	(127,127,994)	(227,784,986)	(254,440,717)	(127,127,994)
Post-Petition	363,185	(200,000)	(361,631)	(184,112)	(200,000)

Total Stockholder’s Equity (Deficit)	(372,908,116)	(127,327,994)	(228,146,617)	(254,624,829)	(127,327,994)

TOTAL LIABILITIES AND STOCKHOLDER’S DEFICIT	$1,960,516	$-	$1,968,185	$-	$-

CURRENT MONTH
	MIN	OT	PAN	PRO	SAT
Assets
Current Assets:
Cash (Form 2-B, line 5)	$112,363
Accounts Receivable (Form 2-E)
Receivable from Officers, Employees and Affiliates
Inventory
Other Current Assets:
Prepaid Assets

Total Current Assets	112,363	—	—	—	—
Fixed Assets
Land
Building
Equipment Furniture and Fixtures
Accumulated Depreciation

Total Fixed Assets	—	—	—	—	—
Other assets (list)	—	—	—	—	—
TOTAL ASSETS	112,363	—	—	—	—

LIABILITIES
Post-Petition Accounts Payable					875
Post Petition Accrued Professional Fees
Post Petition Taxes Payable (Form 2-E)
Post-Petition Notes Payable (1)	200,000	200,000	200,000	200,000	200,000
Other Post-Petition Payable:
Accrued Interest

Total Post-Petition Liabilities	200,000	200,000	200,000	200,000	200,875
Pre-Petition Liabilities
Secured Debts (1)	127,127,992	127,127,992	127,127,992	127,127,992	127,127,992
Priority Debt (1)	2	2	2	2	2
Unsecured Debts (1)	34,310,024	10,371		6,814	95,864,462

Total Pre-petition Liabilities	161,438,018	127,138,365	127,127,994	127,134,808	222,992,456
Total Liabilities	161,638,018	127,338,365	127,327,994	127,334,808	223,193,331
Stockholder’s Equity (Deficit):
Common Stock
Additional Paid in Capital		144,100
Accumulated other Comprehensive Income
Retained Earnings:
Pre-Petition	(161,325,655)	(127,282,465)	(127,127,994)	(127,134,808)	(222,993,331)
Post-Petition	(200,000)	(200,000)	(200,000)	(200,000)	(200,000)

Total Stockholder’s Equity (Deficit)	(161,525,655)	(127,338,365)	(127,327,994)	(127,334,808)	(223,193,331)

TOTAL LIABILITIES AND STOCKHOLDER’S DEFICIT	$112,363	$-	$-	$-	$-

(1) Amounts include direct liabilities and guarantees of the debt of other subsidiaries

Petition Date
	LUM	LCM	MAIA	MER	MIN CDO
Assets
Current Assets:
Cash (Form 2-B, line 5)	234,454
Accounts Receivable (Form 2-E)	227,841		1,050,597
Receivable from Officers, Employees and Affiliates
Inventory
Other Current Assets:
Prepaid Assets	1,061,025		1,086,313

Total Current Assets	1,523,320	—	2,136,910	—	—
Fixed Assets
Land
Building
Equipment Furniture and Fixtures	1,390,889
Accumulated Depreciation	(973,238)

Total Fixed Assets	417,651	—	—	—	—
Other Assets (list)	—	—	—	—	—
TOTAL ASSETS	1,940,971	—	2,136,910	—	—

LIABILITIES
Pre-Petition Liabilities
Secured Debts (1)	127,127,992	127,127,992	127,127,992	127,127,992	127,127,992
Priority Debt (1)	2	2	2	2	2
Unsecured Debts (1)	245,045,109		102,786,808	127,312,725

Total Pre-Petition Liabilities	372,173,103	127,127,994	229,914,802	254,440,719	127,127,994
Total Liabilities	372,173,103	127,127,994	229,914,802	254,440,719	127,127,994
Stockholder’s Equity (Deficit):
Common Stock	46,023
Additional Paid In Capital	548,558,633
Accumulated other Comprehensive Income	1,386,964
Retained Earnings:
Pre-Petition	(920,223,752)	(127,127,994)	(227,777,892)	(254,440,719)	(127,127,994)

Total Stockholder’s Equity (Deficit)	(370,232,132)	(127,127,994)	(227,777,892)	(254,440,719)	(127,127,994)

TOTAL LIABILITIES AND STOCKHOLDER’S DEFICIT	1,940,971	—	2,136,910	—	—

Petition Date
	MIN	OT	PAN	PRO	SAT
Assets
Current Assets:
Cash (Form 2-B, line 5)	100,146
Accounts Receivable (Form 2-E)
Receivable from Officers, Employees and Affiliates
Inventory
Other Current Assets:
Prepaid Assets

Total Current Assets	100,146	—	—	—	—
Fixed Assets
Land
Building
Equipment Furniture and Fixtures
Accumulated Depreciation

Total Fixed Assets	—	—	—	—	—
Other Assets (list)	—	—	—	—	—

TOTAL ASSETS	100,146	—	—	—	—

LIABILITIES
Pre-Petition Liabilities
Secured Debts (1)	127,127,992	127,127,992	127,127,992	127,127,992	127,127,992
Priority Debt (1)	2	2	2	2	2
Unsecured Debts (1)	34,310,024	10,371		6,814	95,864,462

Total Pre-Petition Liabilities	161,438,018	127,138,365	127,127,994	127,134,808	222,992,456
Total Liabilities	161,438,018	127,138,365	127,127,994	127,134,808	222,992,456
Stockholder’s Equity (Deficit):
Common Stock
Additional Paid In Capital		144,100
Accumulated other Comprehensive Income
Retained Earnings:
Pre-Petition	(161,337,872)	(127,282,465)	(127,127,994)	(127,134,808)	(222,992,456)

Total Stockholder’s Equity (Deficit)	(161,337,872)	(127,138,365)	(127,127,994)	(127,134,808)	(222,992,456)

TOTAL LIABILITIES AND STOCKHOLDER’S DEFICIT	100,146	—	—	—	—

(1) Amounts include direct liabilities and guarantees of the debt of other subsidiaries

Debtor		Case number	Abbreviation
Luminent Mortgage Capital, Inc.		08-21389-DK	LUM
Luminent Capital Management, Inc.		08-21390-DK	LCM
Maia Mortgage Finance Statutory Trust		08-21391-DK	MAIA
Mercury Mortgage Finance Statutory Trust		08-21392-DK	MER
Minerva CDO Delaware SPV LLC		08-21393-DK	MIN CDO
Minerva Mortgage Finance Corporation		08-21394-DK	MIN
OT Realty Trust		08-21395-DK	OT
Pantheon Holding Company, Inc.		08-21396-DK	PAN
Proserpine, LLC		08-21397-DK	PRO
Saturn Portfolio Management, Inc.		08-21398-DK	SAT
Form 2-D
PROFIT AND LOSS STATEMENT
For Period: September 5, 2008 to September 30, 2008
CURRENT MONTH	LUM	LCM	MAIA	MER	MIN CDO
Gross Operating Revenue	4,242	—	10,425	—	—
Interest Expense	1,608,757	—	—	(16,763)	—

Net Interest Income (Expense)	(1,604,515)	—	10,425	16,763	—
Other Income (Expense):
Gains and Losses in Fair Value of Securities	3,957,452	—	(171,181)	—	—
Asset Management Fees	49,134	—	—	—	—

Total Other Income (Expense)	4,006,586	—	(171,181)	—	—
Operating Expenses:
Officer Compensation	99,166	—	—	—	—
General and Administrative	10,063	—	875	875	—
Rents and Leases	18,727	—	—	—	—
Depreciation and Amortization	21,981	—	—	—	—

Total Operating Expenses	149,937	—	875	875	—
Non-Operating Expenses	—	—	—	—	—
Reorganization Expenses
Legal and Professional	213,248	—	—	—	—
Other Reorganization Expenses	—	—	—	—	—

Total Reorganization Expenses	213,248	—	—	—	—

Net Income (Loss) Before Income Taxes	2,038,886	—	(161,631)	15,888	—
Federal and State Income Tax Expense (Benefit)	—	—	—	—	—

Net Income (Loss)	2,038,886	—	(161,631)	15,888	—

CURRENT MONTH	MIN	OT	PAN	PRO	SAT
Gross Operating Revenue	167	—	—	—	—
Interest Expense	—	—	—	—	—

Net Interest Income (Expense)	167	—	—	—	—
Other Income (Expense):
Gains and Losses in Fair Value of Securities	—	—	—	—	—
Asset Management Fees	—	—	—	—	—

Total Other Income (Expense)	—	—	—	—	—
Operating Expenses:
Officer Compensation	—	—	—	—	—
General and Administrative	—	—	—	—	875
Rents and Leases	—	—	—	—	—
Depreciation and Amortization	438	—	—	—	—

Total Operating Expenses	438	—	—	—	875
Non-Operating Expenses	—	—	—	—	—
Reorganization Expenses
Legal and Professional	—	—	—	—	—
Other Reorganization Expenses	—	—	—	—	—

Total Reorganization Expenses	—	—	—	—	—

Net Income (Loss) Before Income Taxes	(271)	—	—	—	(875)
Federal and State Income Tax Expense (Benefit)	—	—	—	—	—

Net Income (Loss)	(271)	—	—	—	(875)

ACCUMULATED TOTAL	LUM	LCM	MAIA	MER	MIN CDO
Gross Operating Revenue	4,242	—	10,425	—	—
Interest Expense	1,608,757	—	—	(16,763)	—

Net Interest Income (Expense)	(1,604,515)	—	10,425	16,763	—
Other Income (Expense):
Gains and Losses in Fair Value of Securities	3,957,452	—	(171,181)	—	—
Asset Management Fees	49,134	—	—	—	—

Total Other Income (Expense)	4,006,586	—	(171,181)	—	—
Operating Expenses:
Officer Compensation	99,166	—	—	—	—
General and Administrative	10,063	—	875	875	—
Rents and Leases	18,727	—	—	—	—
Depreciation and Amortization	21,981	—	—	—	—

Other:
Total Operating Expenses	149,937	—	875	875	—
Non-Operating Expenses	—	—	—	—	—
Reorganization Expenses
Legal and Professional	213,248	—	—	—	—
Other Reorganization Expenses	—	—	—	—	—

Total Reorganization Expenses	213,248	—	—	—	—

Net Income (Loss) Before Income Taxes	2,038,886	—	(161,631)	15,888	—
Federal and State Income Tax Expense (Benefit)	—	—	—	—	—

Net Income (Loss)	2,038,886	—	(161,631)	15,888	—

ACCUMULATED TOTAL	MIN	OT	PAN	PRO	SAT
Gross Operating Revenue	167	—	—	—	—
Interest Expense	—	—	—	—	—

Net Interest Income (Expense)	167	—	—	—	—
Other Income (Expense):
Gains and Losses in Fair Value of Securities	—	—	—	—	—
Asset Management Fees	—	—	—	—	—

Total Other Income (Expense)	—	—	—	—	—
Operating Expenses:
Officer Compensation	—	—	—	—	—
General and Administrative	—	—	—	—	875
Rents and Leases	—	—	—	—	—
Depreciation and Amortization	438	—	—	—	—

Other:
Total Operating Expenses	438	—	—	—	875
Non-Operating Expenses	—	—	—	—	—
Reorganization Expenses
Legal and Professional	—	—	—	—	—
Other Reorganization Expenses	—	—	—	—	—

Total Reorganization Expenses	—	—	—	—	—

Net Income (Loss) Before Income Taxes	(271)	—	—	—	(875)
Federal and State Income Tax Expense (Benefit)	—	—	—	—	—

Net Income (Loss)	(271)	—	—	—	(875)

Debtor		Case number	Abbreviation
Luminent Mortgage Capital, Inc.		08-21389-DK	LUM
Luminent Capital Management, Inc.		08-21390-DK	LCM
Maia Mortgage Finance Statutory Trust		08-21391-DK	MAIA
Mercury Mortgage Finance Statutory Trust		08-21392-DK	MER
Minerva CDO Delaware SPV LLC		08-21393-DK	MIN CDO
Minerva Mortgage Finance Corporation		08-21394-DK	MIN
OT Realty Trust		08-21395-DK	OT
Pantheon Holding Company, Inc.		08-21396-DK	PAN
Proserpine, LLC		08-21397-DK	PRO
Saturn Portfolio Management, Inc.		08-21398-DK	SAT
Form 2-E
SUPPORTING SCHEDULES
For Period: September 5, 2008 to September 30, 2008
POST PETITION TAXES PAYABLE
LUM	Beginning Balance	Amount accrued	Amount Paid	Date paid	Check number	Ending Balance
Income Tax withheld
Federal	—	19,477	19,477	(1)	(1)	—
State	—	3,530	3,530	(1)	(1)	—
FICA tax withheld	—	3,452	3,452	(1)	(1)	—
Employer FICA Tax	—	3,452	3,452	(1)	(1)	—
Unemployment Tax
Federal	—	41	41	(1)	(1)	—
State	—	279	279	(1)	(1)	—
Sales, Use and Excise Tax	—	—	—			—
Property Taxes	—	—	—			—
Accrued Income tax
Federal	—	—	—			—
State	—	—	—			—
Other	—	—	—			—
Totals	—	30,231	30,231			—
No other companies had any tax activity
(1) Payroll taxes are paid to our ADP payroll service and are made with the by monthly payroll wire to ADP.
ACCOUNTS RECEIVABLE AND POST PETITION PAYABLE AGING
LUM		Post Petition
	Accounts Receivable	Accounts Payable
Due
Under 30 days	49,134	72,051
30 to 60 days
61 to 90 days
91 to 120 days
Over 120 days
Total Post Petition	49,134

Prepetition amounts	140,968

total Accounts receivable	190,102

Less Bad Debt Reserve	—

Net Accounts receivable (to Form 2-C)	190,102

	Total Post Petition
	Accounts payable	72,051

MAIA		Post Petition
	Accounts Receivable	Accounts Payable
Due
Under 30 days
30 to 60 days
61 to 90 days
91 to 120 days
Over 120 days
Total Post Petition	-

Prepetition amounts	1,513,780

total Accounts receivable	1,513,780

Less Bad Debt Reserve	(631,469)

Net Accounts receivable (to Form 2-C)	882,311

	Total Post Petition Accounts payable

MER		Post Petition
	Accounts Receivable	Accounts Payable
Due
Under 30 days		874
30 to 60 days
61 to 90 days
91 to 120 days
Over 120 days
Total Post Petition	—

Prepetition amounts

total Accounts receivable	—

Less Bad Debt Reserve	—

Net Accounts receivable (to Form 2-C)	—

Total Post Petition
	Accounts payable	874

SAT		Post Petition
	Accounts Receivable	Accounts Payable
Due
Under 30 days		875
30 to 60 days
61 to 90 days
91 to 120 days
Over 120 days
Total Post Petition	—

Prepetition amounts	—

total Accounts receivable	—

Less Bad Debt Reserve	—

Net Accounts receivable (to Form 2-C)	—

Total Post Petition
	Accounts payable	875

SCHEDULE OF PAYMENTS TO ATTORNEYS AND OTHER PROFESSIONALS
	Month end retainer	Months current	Paid in current	Date of Court	Month end balance
LUM	balance	accrual	month	Approval	due
Debtors Counsel	257,071	200,056	250,000	9/6/2008	—
Counsel for unsecured creditors committee	—	—	—		—
Trustee’s counsel	—	—	—		—
Accountant	—	—	—		—
Other: Securities lawyers	—	13,193	—		13,192
Total	257,071	213,249	250,000		13,192

SCHEDULE OF PAYMENTS AND TRANSFERS TO PRINCIPALS/EXECUTIVES
Payee Name	Position	Nature of Payment	Amount
	President, Chief
Zachary H Pashel	Executive Officer	Payroll	29,166
	SVP, Chief
Karen Chang	Financial Officer	Payroll	25,000
	SVP, Chief
Barry Weiss	Investment Officer	Payroll	20,000

Debtor	Case number	Abbreviation
Luminent Mortgage Capital, Inc.	08-21389-DK	LUM
Luminent Capital Management, Inc.	08-21390-DK	LCM
Maia Mortgage Finance Statutory Trust	08-21391-DK	MAIA
Mercury Mortgage Finance Statutory Trust	08-21392-DK	MER
Minerva CDO Delaware SPV LLC	08-21393-DK	MIN CDO
Minerva Mortgage Finance Corporation	08-21394-DK	MIN
OT Realty Trust	08-21395-DK	OT
Pantheon Holding Company, Inc.	08-21396-DK	PAN
Proserpine, LLC	08-21397-DK	PRO
Saturn Portfolio Management, Inc.	08-21398-DK	SAT
Form 2-F
DISBURSEMENT SUMMARY
For Month Ended September 30, 2008
Total Disbursements from Operating Account	$281,884
Total Disbursements from Payroll Account	$—
Total Disbursements from Escrow Account	$—
Total Disbursements from Other Account	$875
Grand Total	$282,759

Fee	$1,950

Debtor	Case number	Abbreviation
Luminent Mortgage Capital, Inc.	08-21389-DK	LUM
Luminent Capital Management, Inc.	08-21390-DK	LCM
Maia Mortgage Finance Statutory Trust	08-21391-DK	MAIA
Mercury Mortgage Finance Statutory Trust	08-21392-DK	MER
Minerva CDO Delaware SPV LLC	08-21393-DK	MIN CDO
Minerva Mortgage Finance Corporation	08-21394-DK	MIN
OT Realty Trust	08-21395-DK	OT
Pantheon Holding Company, Inc.	08-21396-DK	PAN
Proserpine, LLC	08-21397-DK	PRO
Saturn Portfolio Management, Inc.	08-21398-DK	SAT
Form 2-G
NARRATIVE
For Month Ended September 30, 2008

The Court approved our use of a Post Petition Loan and Security agreement and the company withdrew a loan on September 29, 2008 of $200,000. Subsequently in October, the lender asserted that an event of default had occurred on the agreement and as a result, the lender purported to accelerate our obligations under the Agreement, declared th Agreement to be terminated and reduced its commitment to lend under the agreement to zero. We did not agree that an event of default has occurred and have contested that an event of default occurred by the filing of Emergency Motion Papers with the Bankruptcy Court. On October 9, 2008 the Bankruptcy Court issued a Temporary Restraining Order prohibiting us from transferring or otherwise disposing of any or all of the funds until the earlier of ten days from the date of the Order or the conclusion of a hearing on the Company’s emergency papers, which was on October 16, 2008. On October 16, 2008, the Bankruptcy Court found that we were not in default of the agreement.